Exhibit 4.1

Shares

Number

GLOBAL CERTIFICATE                                 CUSIP 46617M 109

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

JGWPT Holdings Inc.

(the “Corporation”)

Par Value $0.00001 CLASS A COMMON STOCK

See Reverse for
Certain Definitions

This is to Certify that                                                                                                                                         is the registered holder of                                                                                                                                                            fully paid and non-assessable Class A Common Stock of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or duly authorized Attorney upon surrender of this Certificate duly endorsed.

COUNTERSIGNED AND REGISTERED:
BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
(Philadelphia, PA)
TRANSFER AGENT
AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

Witness, the facsimile signatures of the Corporation’s duly authorized officers.

Dated

SECRETARY	PRESIDENT

A copy of the Certificate of Incorporation will be furnished to each holder of Class A Common Stock on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-............................Custodian......................... (Minor) (Cust)
TEN ENT	- as tenants by the entireties	Under Uniform Gifts to Minors Act..................................................... (State)
JT TEN	-as joint tenants with the right of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list

For value received                           hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________________

_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________________________ Shares of

Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________ ___________
                        In presence of             Dated as of

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.